UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2007

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Signature Page to First Amendment]

Item 1.01            Entry into a Material Definitive Agreement.

Quidel Corporation (the “Company”) entered into an amendment, dated as of September 27, 2007, (the “Fourth Amendment”) to its Credit Agreement, dated as of January 31, 2005, by and among the Company, certain lenders from time to time a party thereto and Bank of America, N.A., as agent and L/C issuer (the “Credit Agreement”). The Company entered into the Fourth Amendment to amend certain material terms in the Credit Agreement as follows: (i) extend the maturity date through June 30, 2009; (ii) eliminate the security interests on the Company’s assets; (iii) eliminate EBITDA and maximum operating lease covenants; (iv) increase the dollar limit for certain permitted acquisitions; and (v) allow for an increase in the amount of shares that the Company may repurchase under its current stock repurchase program.In connection with the Fourth Amendment, the Credit Agreement was amended in its entirety.

The descriptions of the material changes to the Credit Agreement provided above are qualified in their entirety by reference to the full text of the Credit Agreement which is attached hereto as Exhibit 10.1 and are incorporated herein by reference.  A copy of the Fourth Amendment to the Credit Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above in this current report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01            Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1

Credit Agreement, by and among Quidel Corporation, as Borrower, each lender from time to time party thereto (collectively, “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Agent and L/C Issuer, dated as of January 31, 2005 and as amended through September 27, 2007.

10.2

Fourth Amendment to Credit Agreement, dated as of September 27, 2007, by and among Quidel Corporation, as Borrower, certain subsidiaries of the Company, each lender from time to time a party thereto and Bank of America, N.A., as Agent and L/C Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2007

QUIDEL CORPORATION

	By:	/s/ John M. Radak
Name: John M. Radak
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Credit Agreement, by and among Quidel Corporation, as Borrower, each lender from time to time party thereto (collectively, “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Agent and L/C Issuer, dated as of January 31, 2005 and as amended through September 27, 2007.

10.2

Fourth Amendment to Credit Agreement, dated as of September 27, 2007, by and among Quidel Corporation, as Borrower, certain subsidiaries of the Company, each lender from time to time a party thereto and Bank of America, N.A., as Agent and L/C Issuer.